Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Tim Adams, Chief Financial Officer of Rapid7, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Annual Report on Form 10-K of Rapid7, Inc. for the year ended December 31, 2022 (the “Report”):

(1)fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rapid7, Inc.

Date: February 24, 2023	By:	/s/ Tim Adams
Name: Tim Adams
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)